EXHIBIT 4.2

AMERICAN REALTY CAPITAL PROPERTIES, INC.

OFFICER’S CERTIFICATE

The undersigned, Brian S. Block, Executive Vice President and Chief Financial Officer, Treasurer and Secretary, of American Realty Capital Properties, Inc. (“Parent”), a Maryland corporation, hereby certifies, on behalf of Parent in its own capacity and as sole general partner of ARC Properties Operating Partnership, L.P., a Delaware limited partnership (“ARCP OP”), and as sole member of Clark Acquisition, LLC, a Delaware limited liability company (“Clark” and, together with ARCP OP, the “Issuers”), as sole member of Safari Acquisition, LLC, a Delaware limited company (“Safari”), and as sole member of Tiger Acquisition, LLC, a Delaware limited liability company (“Tiger” and, together with Parent and Safari, the “Guarantors”), pursuant to Sections 2.01 and 2.02 of the Indenture, dated as of February 6, 2014 (the “Indenture”), by and among ARCP OP and Clark, as Issuers, Parent, Safari and Tiger, as Guarantors, and U.S. Bank National Association, a national banking association, as trustee, as follows:

1. The undersigned has read Sections 2.01 and 2.02 of the Indenture and such other sections of the Indenture and other documents and has made such other inquiries as he has deemed necessary to make the certifications set forth herein.

2. In the opinion of the undersigned, the covenants and conditions precedent provided for in the Indenture and as set forth in Annex A attached hereto relating to the issuance of the Issuers’ 2.000% Senior Notes due 2017 (the “2017 Notes”), 3.000% Senior Notes due 2019 (the “2019 Notes”) and 4.600% Senior Notes due 2024 (the “2024 Notes” and, together with the 2017 Notes and the 2019 Notes, the “Notes”) have been complied with.

3. The forms of each series of Notes and the guarantees of each such series of Notes by the Guarantors, and the terms of each series of Notes, as set forth in Exhibits A-1 through A-3 attached to Annex A hereto, as applicable, have been duly established pursuant to Sections 2.01 and 2.02 of the Indenture and comply with the Indenture.

[SIGNATURE ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed as of this 6th day of February, 2014.

AMERICAN REALTY CAPITAL PROPERTIES, INC

By:	/s/ Brian S. Block
Name:	Brian S. Block
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary

[Signature page to Officer’s Certificate to Indenture]

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ANNEX A

Pursuant to Sections 2.01 and 2.02 of the Indenture, dated as of February 6, 2014 (the “Indenture”), among ARC Properties Operating Partnership, L.P. (“ARCP OP”), Clark Acquisition, LLC (“Clark and, together with ARCP OP, the “Issuers”), American Realty Capital Properties, Inc. (“Parent”), Tiger Acquisition, LLC, Safari Acquisition, LLC and U.S. Bank National Association, as trustee (the “Trustee”), the terms of three new series of Securities to be issued pursuant to the Indenture are as set forth below. Certain defined terms are set forth in paragraph 18(g) hereof. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Indenture.

1. Designation. Three series of Securities are hereby established under the Indenture and shall be known and designated as the “2.000% Senior Notes due 2017,” the “3.000% Senior Notes due 2019” and the “4.600% Senior Notes due 2024.”

2. Initial Aggregate Principal Amount. The Notes shall be limited in initial aggregate principal amount to $1,300,000,000 with respect to the 2017 Notes; $750,000,000 with respect to the 2019 Notes; and $500,000,000 with respect to the 2024 Notes; in each case except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of such series pursuant to Sections 2.05, 2.06, 2.07, 3.03, and 9.04 of the Indenture and paragraph 26 hereof.

3. Maturity. The date on which the principal of the 2017 Notes is payable is February 6, 2017; the date on which the principal of the 2019 Notes is payable is February 6, 2019; and the date on which the principal of the 2024 Notes is payable is February 6, 2024 (in each case, the “Stated Maturity Date” of each such series).

4. Rate of Interest; Interest Payment Date; Regular Record Dates. The 2017 Notes shall bear interest at the rate of 2.000% per annum; the 2019 Notes shall bear interest at the rate of 3.000% per annum; and the 2024 Notes shall bear interest at the rate of 4.600% per annum; in each case until the principal thereof is paid. Such interest shall be payable semiannually in arrears on February 6 and August 6 of each year (each, an “Interest Payment Date”), commencing on August 6, 2014, to the Persons in whose names the Notes are registered at the close of business on the immediately preceding January 22 or July 22 (each, a “record date”), as the case may be. Interest on the Notes shall accrue from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly made available for payment (or from and including the date of issue, if no interest has been paid or duly made available for payment with respect to the Notes) to, but excluding the applicable Interest Payment Date, the Stated Maturity Date or date of earlier redemption (the Stated Maturity Date or date of earlier redemption referred to collectively herein as the “Maturity Date”), as the case may be. Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months. If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest payable on such date will be made on the next succeeding Business Day as if made on the date such payment was due, and no interest will accrue on such payment for the period from and after such Interest Payment Date or the Maturity Date, as the case may be, to the date of such payment on the next succeeding Business Day.

Additional Interest may accrue on the Notes in certain circumstances pursuant to the Registration Rights Agreement. All references herein or in the applicable form of Note, in any context, to any interest or other amount payable on or with respect to the Notes shall be deemed to include any Additional Interest payable pursuant to the Registration Rights Agreement.

5. Place of Payment. Payments of principal, premium, if any, and interest on the Notes shall be payable, at the office of the Issuers’ paying agent maintained at the Corporate Trust Office. Payment of principal of, or premium, if any, on a definitive Note may be made only against surrender of the Note to the Issuers’ paying agent. The Issuers may make interest payments (1) by wire transfer of funds to the person at an account maintained within the United States, or (2) if no wire transfer is provided, the Issuers may make interest payments by check mailed to the address of the person entitled to the payment as that address appears in the applicable register for those Notes. However, while any Notes are represented by a registered Global Security, payment of principal of, premium, if any, or interest on the Notes may be made by wire transfer to the account of the Depositary or its nominee.

6. Special Mandatory Redemption. Each series of Notes is subject to redemption in whole (but not in part), at a special mandatory redemption price if the closing of the Cole Merger has not occurred on or prior to October 29, 2014, or if, prior to such date, the Cole Merger Agreement is terminated, in accordance with the provisions set forth in the form of Note applicable to such series of Notes as set forth in Exhibits A-1 through A-3 hereto, as applicable, and in Article III of the Indenture.

7. Optional Redemption. The Issuers may redeem all or part of any series of Notes at any time at their option as set for the in the form of Note applicable to such series of Notes as set forth in Exhibits A-1 through A-3 hereto, as applicable, and in Article III of the Indenture.

8. No Sinking Fund. The Notes of each series are not mandatorily redeemable except as set forth in paragraph 6 above and in the form of Note applicable to such series of Notes and are not entitled to the benefit of a sinking fund or any analogous provisions.

9. Ranking Security. The Notes of each series are unsecured obligations of the Issuers and rank equally with other unsecured indebtedness of each Issuer that is not subordinated to such series of Notes.

10. Issue Price; Amount Payable Upon Acceleration. The 2017 Notes will be issued at a price equal to 99.971% of the principal amount thereof; the 2019 Notes will be issued at a price equal to 99.591% of the principal amount thereof; and the 2024 Notes will be issued at a price equal to 99.841% of the principal amount thereof. 100% of the principal of and accrued interest, if any, on each series of Notes shall be payable upon declaration of acceleration pursuant to Section 6.01 of the Indenture.

11. Payment Currency—Election. The principal of, premium, if any, and interest on each series of Notes shall not be payable in a currency other than Dollars.

12. Payment Currency—Index. The principal of, premium, if any, and interest on each series of Notes shall not be determined with reference to an index based on a coin or currency.

13. Registered Securities. Each series of Notes shall be issued only as registered Securities. Each series of Notes shall be issuable as registered Global Securities in book-entry form.

14. Additional Amounts. The Issuers shall not pay additional amounts on any series of Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

15. Notes in Definitive Form. Section 2.05 of the Indenture will govern the transferability of the Notes in definitive form.

16. Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for each series of Notes. The Depository Trust Company shall initially serve as the Depositary for the registered Global Security representing each series of Notes.

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17. Events of Default. There shall be no deletions from, modifications or additions to the Events of Default set forth in Section 6.01 of the Indenture with respect to any series of Notes.

18. Covenants. There shall be the following additions to the covenants of the Issuers set forth in Article IV of the Indenture with respect to each series of Notes:

(a) Limitation on Incurrence of Total Debt. Parent will not, and will not permit any Subsidiary to, incur any Debt (including, without limitation, Acquired Debt) if, immediately after giving effect to the incurrence of such additional Debt and the application of the proceeds therefrom on a pro forma basis, the aggregate principal amount of all outstanding Debt of Parent and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 65% of the sum of (1) the Total Assets of Parent and its Subsidiaries as of the end of the latest fiscal quarter covered in Parent’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not required under the Exchange Act, with the Trustee) prior to the incurrence of such additional Debt, and (2) the aggregate purchase price of any real estate assets or mortgages receivable acquired, and the aggregate amount of any securities offering proceeds received (to the extent such proceeds were not used to acquire real estate assets or mortgages receivable or used to reduce Debt), in each case by Parent or any of its Subsidiaries since the end of such fiscal quarter, including the proceeds obtained from the incurrence of such additional Debt.

(b) Limitation on Incurrence of Secured Debt. Parent will not, and will not permit any Subsidiary to, incur any Secured Debt (including, without limitation, Acquired Debt that is secured by a Lien) if, immediately after giving effect to the incurrence of such Secured Debt and the application of the proceeds therefrom on a pro forma basis, the aggregate principal amount of all outstanding Secured Debt of Parent and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 40% of the sum of (1) the Total Assets of Parent and its Subsidiaries as of the end of the latest fiscal quarter covered in Parent’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not required under the Exchange Act, with the Trustee) prior to the incurrence of such additional Debt, and (2) the aggregate purchase price of any real estate assets or mortgages receivable acquired, and the aggregate amount of any securities offering proceeds received (to the extent such proceeds were not used to acquire real estate assets or mortgages receivable or used to reduce Debt), in each case by Parent or any of its Subsidiaries since the end of such fiscal quarter, including the proceeds obtained from the incurrence of such additional Debt.

(c) Debt Service Coverage. Parent will not, and will not permit any Subsidiary to, incur any Debt (including, without limitation, Acquired Debt), other than Intercompany Debt, if the ratio of Consolidated Income Available for Debt Service to the Annual Debt Service Charge for the period consisting of the four consecutive fiscal quarters most recently ended prior to the date on which such additional Debt is to be incurred is less than 1.5 to 1.0, on a pro forma basis after giving effect to the incurrence of such Debt and the application of the proceeds therefrom, and calculated on the following assumptions: (1) such Debt and any other Debt (including, without limitation, Acquired Debt) incurred by Parent or any of its Subsidiaries since the first day of such four-quarter period and the application of the proceeds therefrom (including to refinance other Debt since the first day of such four-quarter period) had occurred on the first day of such period, (2) the repayment or retirement of any other Debt of Parent or any of its Subsidiaries since the first day of such four-quarter period had occurred on the first day of such period (except that, in making such computation, the amount of Debt under any revolving credit facility, line of credit or similar facility shall be computed based upon the average daily balance of such Debt during such period), and (3) in the case of any acquisition or disposition by Parent or any Subsidiary of any asset or group of assets since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition had occurred on the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such pro forma calculation. If the Debt giving rise to the need to make the foregoing calculation or any other Debt incurred after the first day of the relevant four-quarter period bears interest at a floating rate then, for purposes of calculating the Annual Debt Service Charge, the interest rate on such Debt shall be computed on a pro forma basis by applying the average daily rate which would have been in effect during the entire such four-quarter period to the greater of the amount of such Debt outstanding at the end of such period or the average amount of such Debt outstanding during such period.

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(d) Maintenance of Total Unencumbered Assets. Commencing upon completion of the Cole Merger, Parent and its Subsidiaries will not have at any time Total Unencumbered Assets of less than 150% of the aggregate principal amount of all of the outstanding Unsecured Debt of Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

(e) Provision of Financial Information. This paragraph (e) shall supplement Section 5.03 of the Indenture.

(1) Whether or not the Issuers are subject to Section 13 or 15(d) of the Exchange Act and for so long as any Notes are outstanding, the Issuers will furnish to the Trustee (1) all quarterly and annual reports that would be required to be filed with the Commission on Forms 10-Q and 10-K if the Issuers were required to file such reports and (2) all current reports that would be required to be filed with the Commission on Form 8-K if the Issuers were required to file such reports, in each case within 15 days after the Issuers file such reports with the Commission or would be required to file such reports with the Commission pursuant to the applicable rules and regulations of the Commission, whichever is earlier. Reports, information and documents filed with the Commission via the EDGAR system will be deemed to be delivered to the Trustee as of the time of such filing via EDGAR for purposes of this covenant; provided, that the Trustee shall have no obligation whatsoever to determine whether or not such information, documents or reports have been filed via EDGAR. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein.

(2) The Issuers will promptly furnish to the Holders, beneficial owners and prospective purchasers of the Notes, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) to facilitate the resale of the notes pursuant to Rule 144A.

(3) Notwithstanding the foregoing, in the event that the rules and regulations of the Commission (including Rule 3-10 of Regulation S-X) permit the Issuers and Parent to report at Parent entity’s level on a consolidated basis, and Parent entity is not engaged in any business in any material respect, other than incidental to its ownership, directly or indirectly of the capital stock of the Issuers, then the information and reports required by this covenant may be those of Parent on a consolidated basis, rather than those of the Issuers.

(4) The reporting and filing requirements set forth above for the applicable period may be satisfied by the Issuers prior to the effectiveness of the registration statement relating to the exchange offer for the Notes or the shelf registration statement, each as described in the Registration Rights Agreement, by the filing with the Commission of the reports and information required by clause (a) above with respect to Parent, rather than the Issuers.

(f) Future Subsidiary Guarantors. Parent shall cause each of its Subsidiaries that (a) owns, directly or indirectly, any Equity Interests issued by the Issuers, or (b) guarantees other Debt of the Issuers or any Guarantor to execute and deliver to the Trustee an officers’ certificate pursuant to which such Subsidiary will unconditionally guarantee, on a joint and several basis, the due and punctual payment of principal of and interest on the Notes, when and as the same become due and payable, whether on the maturity date, by declaration of acceleration, upon redemption, repurchase or otherwise, and all of the Issuers’ other obligations under the Indenture, as provided in Article XIII of the Indenture; provided, that the Subsidiaries of Parent that guarantee the CapLease Debt on February 6, 2014 shall not be required to guarantee the Notes solely by virtue of such guarantees. In addition, the Subsidiaries of Parent that guarantee ARCP OP’s obligations under the Senior Credit Facility prior to, but not following, the Cole Merger shall not be required to guarantee the Notes solely by virtue of such guarantees; provided, that if any such Subsidiaries guarantee any obligations under the Senior Credit Facility following the Cole Merger, such Subsidiaries will be required to guarantee the Notes as provided in the immediately preceding sentence.

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(g) Certain Definitions. As used herein:

“Acquired Debt” means Debt of a person (1) existing at the time such person is merged or consolidated with or into Parent or any of its Subsidiaries or becomes a Subsidiary of Parent; or (2) is assumed by Parent or any of its Subsidiaries in connection with the acquisition of assets from such person. Acquired Debt shall be deemed to be incurred on the date the acquired person is merged or consolidated with or into Parent or any of its Subsidiaries or becomes a Subsidiary of Parent or the date of the related acquisition, as the case may be.

“Additional Interest” means all additional interest then owing pursuant to the Registration Rights Agreement.

“Annual Debt Service Charge” means, for any period, the interest expense of Parent and its Subsidiaries for such period in respect of Debt, determined on a consolidated basis in accordance with GAAP.

“Business Day” means any day, other than a day on which Federal or State banking institutions in the Borough of Manhattan, The City of New York, or in the city in which the Corporate Trust Office is located, are authorized or obligated by law, regulation or executive order to close.

“CapLease Debt” means, collectively, (1) the 7.50% Convertible Senior Notes due 2027 originally issued by CapLease, Inc. and assumed by Parent and (2) the $150 million credit facility originally entered into by CapLease, LP and assumed by ARCP OP.

“Cole Merger” means Parent’s acquisition of Cole Real Estate Investments, Inc. through the merger of Cole Real Estate Investments, Inc. with and into Clark, with Clark surviving as Parent’s wholly owned subsidiary, pursuant to the Cole Merger Agreement.

“Cole Merger Agreement” means the Agreement and Plan of Merger by and among Parent, Clark and Cole Real Estate Investments, Inc., dated as of October 22, 2013.

“Consolidated Income Available for Debt Service” for any period means Consolidated Net Income of Parent and its Subsidiaries for such period, plus amounts which have been deducted, and minus amounts which have been added, in determining Consolidated Net Income during such period, for, without duplication: (1) Consolidated Interest Expense; (2) provision for taxes of Parent and its Subsidiaries based on income; (3) amortization of debt discount, premium and deferred financing costs; (4) impairment losses and gains or losses on sales or other dispositions of properties; (5) real estate related depreciation and amortization; (6) the effect of any non-recurring, non-cash items; (7) amortization of deferred charges; (8) gains or losses on early extinguishment of debt; and (9) acquisition expenses, all determined on a consolidated basis in accordance with GAAP.

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“Consolidated Interest Expense” for any period, and without duplication, means all interest (including the interest component of rentals on capitalized leases, letter of credit fees, commitment fees and other like financial charges) and all amortization of debt discount on all Debt (including, without limitation, payment-in-kind, zero coupon and other like securities) but excluding legal fees, title insurance charges, other out-of-pocket fees and expenses incurred in connection with the issuance of Debt and the amortization of any such debt issuance costs that are capitalized, all determined for Parent and its Subsidiaries on a consolidated basis in accordance with GAAP.

“Consolidated Net Income” for any period means the amount of consolidated net income (or loss) of Parent and its Subsidiaries for such period, excluding extraordinary items, all determined on a consolidated basis in accordance with GAAP.

“Corporate Trust Office” means the corporate trust office of the Trustee at which this Indenture is administered, currently located at (a) for purposes of payment and presentment of the Securities of a series, U.S. Bank National Association, EP-MN-WS2N, 60 Livingston Ave., St. Paul, MN 55107, Attention: Bondholder Services and (b) for all other purposes, U.S. Bank National Association, One Federal Street, Tenth Floor, Boston, MA 02110, Attention: Corporate Trust Services Reference: ARC Properties Operating Partnership L.P./Clark Acquisition, LLC or such other address as the Trustee may designate from time to time by notice to the Holders and the Issuers or the principal corporate trust office of any successor Trustee.

“Debt” means any indebtedness of Parent or any Subsidiary, whether or not contingent, in respect of (1) money borrowed or evidenced by bonds, notes, debentures or similar instruments, in each case, whether or not such Debt is secured by any Lien existing on any property or assets owned by Parent or any Subsidiary, (2) indebtedness secured by a Lien on any property or assets owned by Parent or any Subsidiary, (3) letters of credit or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable, or (4) any lease of property by Parent or any Subsidiary as lessee that is reflected on Parent’s consolidated balance sheet as a capitalized lease in accordance with GAAP, and Debt also includes, to the extent not otherwise included, any obligation of Parent or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), indebtedness of another person (other than Parent or any Subsidiary) of the type referred to in (1), (2), (3), or (4) above (it being understood that Debt shall be deemed to be incurred by Parent or any Subsidiary whenever Parent or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof).

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“GAAP” means generally accepted accounting principles, as in effect as of the date of determination, as used in the United States applied on a consistent basis.

“Guarantors” means, collectively, Parent and each Subsidiary Guarantor, and “Guarantor” means any one of the Guarantors.

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“Holder” means the person in whose name a note is registered in the security register maintained by the Trustee.

“Intercompany Debt” means indebtedness owed by Parent or any Subsidiary solely to Parent or any Subsidiary; provided, that with respect to any such Debt of which either Issuer or any Guarantor is the borrower, such Debt is subordinate in right of payment to the Notes or such Guarantee, as applicable.

“Intermediate Holdco Guarantors” means Tiger Acquisition, LLC, a Delaware limited liability company, and Safari Acquisition, LLC, a Delaware limited liability company.

“Lien” means any mortgage, lien, charge, encumbrance, trust deed, deed of trust, deed to secure debt, security agreement, pledge, security interest, security agreement or other encumbrance of any kind.

“Person” means any individual, corporation, limited liability company, partnership, joint-venture, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof.

“Registration Rights Agreement” means the Registration Rights Agreement, among the Issuers, the Guarantors, Barclays Capital Inc. and Citigroup Global Markets, Inc., dated as of February 6, 2014.

“Secured Debt” means Debt secured by a Lien on any property or assets of Parent or any of its Subsidiaries.

“Senior Credit Facility” means the senior credit facility, dated as of February 14, 2013, among ARCP OP, Parent, Wells Fargo, National Association, as administrative agent, and other lenders party thereto, as amended on February 4, 2014, which amendment shall be effective upon the date of consummation of the Cole Merger.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the Equity Interests having ordinary voting power for the election of directors or other governing body (other than Equity Interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Parent.

“Subsidiary Guarantors” means, as of any date, all Subsidiaries of Parent (including the Intermediate Holdco Guarantors) that guarantee the obligations of the Issuers under the Indenture and the Notes in accordance with the provisions of the Indenture, and “Subsidiary Guarantor” means any one of the Subsidiary Guarantors; provided that upon the release or discharge of such Subsidiary Guarantor from its guarantee in accordance with the Indenture, such Subsidiary shall cease to be a Subsidiary Guarantor.

“Total Assets” as of any date means the sum of (1) Undepreciated Real Estate Assets, and (2) all other assets of Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP (but excluding accounts receivable and non-real estate intangibles).

“Total Unencumbered Assets” as of any date means Total Assets of Parent and its Subsidiaries that are not subject to a Lien securing Debt, determined on a consolidated basis in accordance with GAAP; provided, that in determining Total Unencumbered Assets as a percentage of outstanding Unsecured Debt for purposes of paragraph 18(d) of this Annex A, all investments in any person that is not consolidated with Parent for financial reporting purposes in accordance with GAAP shall be excluded from Total Unencumbered Assets.

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“Undepreciated Real Estate Assets” as of any date means the cost (original cost plus capital improvements) of real estate assets and related intangibles of Parent and its Subsidiaries on such date, before depreciation and amortization, determined on a consolidated basis in accordance with GAAP.

“Unsecured Debt” means Debt of Parent or any Subsidiary that is not Secured Debt.

19. Guarantee. Each series of Notes is guaranteed by the Guarantors as provided in Article XIII of the Indenture. Each of Parent and each Intermediate Holdco Guarantor is hereby designated a “Guarantor” under the Indenture with respect to each series of Notes on the original issue date. Each other Subsidiary of Parent shall become a Guarantor of each series of Notes as provided in the Indenture and paragraph 18(f) of this Annex A. Each Guarantor’s guarantee of the Notes (the “Guarantees”) is an unsecured obligation of such Guarantor and ranks equally with other unsecured indebtedness of such Guarantor that is not subordinated to its Guarantee of the Notes. Parent shall not be released from its Guarantee of any series of Notes so long as any Notes of such series remain outstanding.

 20. Conversion and Exchange. The Notes of each series shall not be convertible into or exchangeable into any other security.

21. Further Issues. The Issuers may, without the consent of the holders of any series of Notes, create and issue additional Securities ranking equally and ratably with the Notes of such series in all respects and having the same terms as the Notes of such series (other than date of original issuance, the issue price, the date on which interest begins to accrue and, in some cases, the first interest payment date of such additional Securities), so that such additional Securities shall be consolidated and form a single series with the applicable series of Notes established hereby for all purposes, including voting.

22. Merger, Consolidation or Sale of Assets. The terms and conditions of Article X of the Indenture shall apply to each series of Notes.

23. Covenant Defeasance. Article XI of the Indenture shall apply to each series of the Notes. The covenants set forth in paragraph 18 of this Annex A shall be subject to the Covenant Defeasance provisions set forth in Article XI of the Indenture.

24. Modification, Amendment and Waiver. The terms and provisions of each series of Notes may be modified, amended, supplemented or waived as set forth in the Indenture.

25. Other Terms. The Notes of each series shall have the other terms, and the Notes and the Guarantees shall be substantially in the forms set forth in, Exhibits A-1 through A-3 hereto, as applicable. In case of any conflict between this Annex A and the Notes of any series, the form of the applicable series of Notes shall control.

26. Transfer and Exchange. The following provisions shall apply to the Notes of each series in addition to Section 2.05 of the Indenture.

(a) Exchanges between Regulation S Global Notes and Rule 144A Global Notes

Prior to the 40th day following the original issue date (the “Restricted Period”), beneficial interests in a Global Security of any series (a “Regulation S Global Note”) issued pursuant to Regulation S promulgated under the Securities Act (“Regulation S”) may be exchanged for beneficial interests in a Global Security of such series (the “Rule 144A Global Note”) issued pursuant to Rule 144A promulgated under the Securities Act (“Rule 144A”) only if: (1) such exchange occurs in connection with a transfer of such Notes pursuant to Rule 144A; and (2) the Notes are being transferred to a person:

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(1) who the transferor reasonably believes to be a qualified institutional buyer within the meaning of Rule 144A;

(2) purchasing for its own account or the account of a qualified institutional buyer in a transaction meeting the requirements of Rule 144A; and

(3) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

Beneficial interests in a Rule 144A Global Note may be transferred to a person who takes delivery in the form of an interest in the Regulation S Global Note, whether before or after the expiration of the Restricted Period, only if such transfer is being made in accordance with Rule 903 or 904 of Regulation S or Rule 144 promulgated under the Securities Act (“Rule 144”) (if available) and that, if such transfer occurs prior to the expiration of the Restricted Period, the interest transferred will be held immediately thereafter through Euroclear Bank SA/NV and Clearstream Banking, société anonyme.

Transfers involving exchanges of beneficial interests between the Regulation S Global Notes and the Rule 144A Global Notes will be effected by Depositary by means of an instruction originated by the Depositary participant through the DTC Deposit/Withdraw at Custodian system. Accordingly, in connection with any such transfer, appropriate adjustments will be made to reflect a decrease in the principal amount of the Regulation S Global Note and a corresponding increase in the principal amount of the Rule 144A Global Note or vice versa, as applicable. Any beneficial interest in one of the Global Securities that is transferred to a person who takes delivery in the form of an interest in the other Global Security will, upon transfer, cease to be an interest in such Global Security and will become an interest in the other Global Security and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Security for so long as it remains such an interest.

(b) Exchange Offer

Upon the occurrence of the Exchange Offer (as defined in the Registration Rights Agreement) with respect to a particular series of Notes in accordance with the Registration Rights Agreement, the Issuers will issue and, upon receipt of an Authentication Order in accordance with Section 2.04 of the Indenture, the Trustee will authenticate:

(1) one or more Global Securities of such series that do not bear the private placement legend (an “Unrestricted Global Note”) in an aggregate principal amount equal to the principal amount of the beneficial interests in the Global Security of such series bearing the private placement legend (a “Restricted Global Note”) accepted for exchange in the Exchange Offer by Persons that certify in the applicable Letters of Transmittal that (A) they are not each a broker or dealer registered under the Exchange Act (“Broker-Dealer”), (B) they are not participating in a distribution of the Exchange Notes (as defined in the Registration Rights Agreement) and (C) they are not affiliates (as defined in Rule 144) of the Issuers; and

(2) definitive notes of such series that do not bear the private placement legend (Unrestricted Definitive Notes”) in an aggregate principal amount equal to the principal amount of the definitive notes of such series bearing the private placement legend (the “Restricted Definitive Notes”) accepted for exchange in the Exchange Offer by Persons that certify in the applicable Letters of Transmittal that (A) they are not Broker-Dealers, (B) they are not participating in a distribution of the Exchange Notes, and (C) they are not affiliates (as defined in Rule 144) of the Issuers.

A-9

Concurrently with the issuance of such unrestricted Notes as provided above and in accordance with the Authentication Order, the Trustee will cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Issuers will execute and the Trustee will authenticate and deliver to the Persons designated by the Holders of Definitive Notes so accepted Unrestricted Definitive Notes in the appropriate principal amount. In addition, concurrently with such Authentication Order, the Issuers will deliver to the Trustee an Officer’s Certificate and Opinion of Counsel, each stating that all the conditions precedent to the consummation of the Exchange Offer and issuance and authentication of the Exchange Notes have been complied with.

(c) Legends.

(1) Until the Notes of any series are registered under the Securities Act or are otherwise freely transferable, the Notes shall bear the following private placement legend.

“THIS NOTE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (V) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (V) INACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S, OR THE REGISTRAR’S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, RESALE, PLEDGE OR TRANSFER PURSUANT TO CLAUSE (III) OR (V) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.”

(2) Each Global Security will bear a legend in substantially the following form:

“[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO EITHER OF ARC PROPERTIES OPERATING PARTNERSHIP, L.P. OR CLARK ACQUISITION, LLC (THE “ISSUERS”) OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

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EXCEPT AS PROVIDED IN SECTION 2.11 OF THE INDENTURE, THIS NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO DTC, ANOTHER NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.]”

(3) Each Global Security issued pursuant to Regulation S shall bear the following Regulation S legend if required by Rule 903 of Regulation S under the Securities Act.

“THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.”

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EXHIBIT A-1

[Rule 144A] [Regulation S] Global Note

[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO EITHER OF ARC PROPERTIES OPERATING PARTNERSHIP, L.P. OR CLARK ACQUISITION, LLC (THE “ISSUERS”) OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

EXCEPT AS PROVIDED IN SECTION 2.11 OF THE INDENTURE, THIS NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO DTC, ANOTHER NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.]1

[THIS NOTE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (V) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (V) INACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S, OR THE REGISTRAR’S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, RESALE, PLEDGE OR TRANSFER PURSUANT TO CLAUSE (III) OR (V) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.]2

[THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.]3

1 Exclude from Notes in definitive form.

2 Include private placement legend, if applicable.

3 Include Regulation S legend, if applicable.

A-2

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.
CLARK ACQUISITION, LLC

2.000% Notes due 2017

CUSIP No. [            ]
ISIN No. [             ]

No.[ ]	$[ ]

ARC PROPERTIES OPERATING PARTNERSHIP, L.P., a limited partnership duly organized and existing under the laws of the State of Delaware (hereinafter referred to as “ARCP OP”), and CLARK ACQUISITION, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (hereinafter referred to as “Clark” and, together with ARCP OP, the “Issuers,” which term includes any successor thereof under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of [ ] ($[ ]) on February 6, 2017 (the “Stated Maturity Date” with respect to the principal of this Note), unless previously redeemed on any Redemption Date (as defined below) in accordance with the provisions set forth on the reverse hereof (the Stated Maturity Date or any Redemption Date is referred herein as the “Maturity Date” with respect to principal repayable on such date) and to pay interest thereon semiannually in arrears on February 6 and August 6 of each year (each, an “Interest Payment Date”), commencing on August 6, 2014, at the rate of 2.000% per annum, until payment of said principal has been made or duly provided for. Interest on this Note payable on an Interest Payment Date will accrue from and including the immediately preceding Interest Payment Date to which interest has been paid or duly made available for payment, or from and including February 6, 2014 if no interest has been paid or duly made available for payment, to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. Interest on this Note will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Indenture (as defined on the reverse hereof).

The interest so payable and punctually paid or duly made available for payment on any Interest Payment Date will be paid to the Holder in which name this Note (or one or more predecessor Notes) is registered in the Security register at the close of business on the “Regular Record Date” for such payment, which shall be the January 22 or July 22, as the case may be, immediately preceding such Interest Payment Date (regardless of whether such day is a Business Day (as defined below)). Any such interest not so punctually paid or duly made available for payment shall forthwith cease to be payable to the Holder on such Regular Record Date, and shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent “Special Record Date” for the payment of such defaulted interest (which shall be not more than 5 Business Days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuers to the Holders of the Notes not less than 15 calendar days preceding such subsequent Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

The principal of, and premium, if any, with respect to, this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the Corporate Trust Office of the Trustee or other office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York. The Issuers hereby initially designate the Corporate Trust Office of the Trustee (as defined on the reverse hereof) as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange and where notices or demands to or upon the Issuers in respect of the Notes or the Indenture may be served.

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If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment required to be made on such date will, instead, be made on the next Business Day with the same force and effect as if it were made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be. “Business Day” means any day, other than a Saturday, a Sunday or other day on which banking institutions in The City of New York or the Corporate Trust Office of the Trustee are authorized or obligated by law, regulation or executive order to be closed.

Payments of principal, premium, if any, and interest in respect of this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts (i) in the case of payments on the Maturity Date, in immediately available funds, and (ii) in the case of payments of interest on an Interest Payment Date other than the Maturity Date, (a) by wire transfer of immediately available funds to an account maintained by the payee with a bank located in the United States of America, or (b) if no wire transfer is provided, by check mailed to the Holder entitled thereto at the applicable address appearing in the Security Register; provided, however, that so long as Cede & Co. is the Holder of this Note, payments of interest on an Interest Payment Date may be made in immediately available funds.

Additional Interest may accrue on the Notes in certain circumstances pursuant to the Registration Rights Agreement. All references herein, in any context, to any interest or other amount payable on or with respect to the Notes shall be deemed to include any Additional Interest payable pursuant to the Registration Rights Agreement.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be entitled to the benefits of the Indenture or the Guarantee (as defined on the reverse of this Note) or be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been executed by manual signature by the Trustee.

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IN WITNESS WHEREOF, the Issuers have caused this instrument to be duly executed, manually or by facsimile by an authorized signatory.

Date: February 6, 2014

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.

By: American Realty Capital Properties, Inc.
its sole general partner

By:

Name:

Title:

CLARK ACQUISITION, LLC

By: American Realty Capital Properties, Inc.
its sole member

By:

Name:

Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein, referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

A-5

[FORM OF REVERSE OF NOTE]

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.
CLARK ACQUISITION, LLC

2.000% Senior Notes due 2017

This Note is one of a duly authorized issue of Securities of the Issuers (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of February 6, 2014, duly executed and delivered by the Issuers, American Capital Realty Properties, Inc. (“Parent”) and the other guarantors named therein (together with Parent, the “Guarantors”) to U.S. Bank National Association, as trustee (the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), together with the Officer’s Certificate establishing the terms of the Notes, dated as of February 6, 2014 (collectively, the “Indenture”) and reference is hereby made to the Indenture, and all modifications and amendments and indentures supplemental thereto relating to the Notes, made for a description of the rights, limitations of rights, obligations, duties, and immunities thereunder of the Trustee, the Issuers, the Guarantors and the Holders of the Notes and the terms upon which the Notes are authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may accrue interest (if any) at different rates or formulas and may otherwise vary as provided in the Indenture. This Note is one of a series of Securities designated as the 2.000% Senior Notes due 2017” (collectively, the “Notes”) of the Issuers, limited (except as permitted under the Indenture) in aggregate principal amount to $1,300,000,000.

Payments of principal, premium, if any, and interest in respect of the Notes will be fully and unconditionally guaranteed by the Guarantors.

[The Notes are subject to redemption in whole (but not in part) at a special mandatory redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest on the principal amount thereof to, but not including, the Special Mandatory Redemption Date (as defined below), if the closing of the Cole Merger has not occurred on or prior to October 29, 2014, or if, prior to such date, the Cole Merger Agreement is terminated (each, a “Special Mandatory Redemption Event”), in accordance with the provisions set forth herein and in Article III of the Base Indenture.

Upon the occurrence of a Special Mandatory Redemption Event, the Issuers shall promptly (but in no event later than 5 Business Days following such Special Mandatory Redemption Event) notify the Trustee in writing of such event, and the Trustee shall, no later than 5 Business Days following receipt of such notice from the Issuers, notify the Holders (such date of notification, the “Redemption Notice Date”) that the Notes are to be redeemed on the 30th day following the Redemption Notice Date (such date, the “Special Mandatory Redemption Date”), in each case in accordance with the applicable provisions of Article III of the Indenture. The Trustee, upon receipt of the notice specified above, on the Redemption Notice Date shall notify each Holder in accordance with the applicable provisions of the Indenture that all of the outstanding Notes shall be redeemed at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date automatically and without any further action by the Holders of any the Notes. At or prior to 12:00 p.m., New York City time, on the Business Day preceding the Special Mandatory Redemption Date, the Issuers shall deposit funds sufficient to pay the Special Mandatory Redemption Price for the Notes on such date. If such deposit is made as provided above, the Notes will cease to bear interest on and after the Special Mandatory Redemption Date, unless the Issuers default in the payment of the Special Mandatory Redemption Price.

A-6

For purposes of this Special Mandatory Redemption provision, (i) “Cole Merger” means Parent’s acquisition of Cole Real Estate Investments, Inc. through the merger of Cole Real Estate Investments, Inc. with and into Clark, with Clark surviving as Parent’s wholly owned subsidiary pursuant to the Cole Merger Agreement, and (ii) “Cole Merger Agreement” means the Agreement and Plan of Merger by and among Parent, Clark and Cole Real Estate Investments, Inc., dated as of October 22, 2013.][4]

The Issuers may redeem all or part of the Notes at any time at their option at a redemption price equal to the greater of:

(a) 100% of the principal amount of the Notes to be redeemed, and

(b) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (exclusive of interest accrued to the applicable Redemption Date) discounted to such Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 20 basis points, plus, in the case of both clauses (a) and (b) above, accrued and unpaid interest on the principal amount of the Notes being redeemed to, but excluding, the date fixed for redemption (the “Redemption Date”);

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on an interest payment date falling on or prior to a Redemption Date will be payable to the persons who were the Holders of the Notes (or one or more predecessor Notes) registered as such at the close of business on the relevant regular record dates as set forth above and in Article III of the Indenture.

As used herein:

“Comparable Treasury Issue” means, with respect to any Redemption Date for any Notes, the U.S. Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date for the Notes:

(a) if the Issuers obtain four Reference Treasury Dealer Quotations for such Redemption Date, the average of such Reference Treasury Dealer Quotations, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or

(b) if the Issuers obtain fewer than four but more than one such Reference Treasury Dealer Quotations for such Redemption Date, the average of all such Reference Treasury Dealer Quotations, or

(c) if the Issuers obtain only one such Reference Treasury Dealer Quotation for such Redemption Date, that Reference Treasury Dealer Quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers that the Issuers have appointed to act as the “Independent Investment Banker”.

4 Include only in Notes issued prior to the earliest of (1) consummation of the Cole Merger, (2) October 29, 2014 and (3) a Special Mandatory Redemption Event.

A-7

“Reference Treasury Dealer” means with respect to any Redemption Date for the Notes, each of (i) Barclays Capital Inc. and Citigroup Global Markets, Inc. and their respective successors (provided, however, that if any such firm or any such successor, as the case may be, ceases to be a primary U.S. Government securities dealer in The City of New York (a “Primary Treasury Dealer”), the Issuers shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer), and (ii) up to two other Primary Treasury Dealers selected by the Issuers.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Notes, the average, as determined by the Issuers, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuers by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the Notes:

(a) the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the final maturity date of the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or

(b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

The Treasury Rate shall be calculated by the Issuers on the third Business Day preceding the applicable Redemption Date, on which date the Issuers will provide the Trustee with a calculation of the applicable redemption price.

Notice of any redemption by the Issuers will be mailed at least 30 days but not more than 60 days before any Redemption Date to each Holder of Notes to be redeemed. If less than all of the outstanding Notes are to be redeemed, the Notes to be redeemed shall be selected, so long as such notes are in book-entry form, in accordance with the applicable procedures of the Depositary, or, if such Notes are issued in definitive certificated form, by such method as the Trustee shall deem fair and appropriate.

Unless the Issuers default in payment of the redemption price, on and after any Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

[Except as set forth above with respect to a Special Mandatory Redemption]1 [T][t]his Note is not mandatorily redeemable and is not entitled to the benefit of a sinking fund or any analogous provisions.

In case an Event of Default with respect to this Note shall have occurred and be continuing, the principal hereof may be (and, in certain cases, shall be) declared, and upon such declaration shall become, due and payable, in the manner, with the effect, and subject to the conditions, provided in the Indenture.

A-8

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and, if applicable, the Guarantors, and the rights of the Holders of the Securities under the Indenture at any time by the Issuers and, if applicable, the Guarantors, and the Trustee with the consent of the Holders of a majority in the aggregate principal amount of Securities of each series (voting as separate classes) issued under the Indenture at the time Outstanding and affected thereby. Furthermore, provisions in the Indenture permit the Holders of a majority in the aggregate principal amount of the Outstanding Securities of any series, in certain instances, to waive, on behalf of all of the Holders of Securities of such series, certain past defaults under the Indenture and their consequences. Any such waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and other Notes issued upon the registration of transfer hereof or in exchange hereof, or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or the Indenture shall alter or impair the obligation of the Issuers, which is absolute and unconditional, to pay the principal of, and premium, if any, with respect to, and interest on, this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

The Indenture contains provisions for defeasance and discharge and for defeasance at any time of certain restrictive covenants and Events of Default with respect to Notes of this series upon compliance with certain conditions set forth in the Indenture.

[Holders of this Note shall have all the rights set forth in the Registration Rights Agreement, including the right to receive Additional Interest.][5]

This Note is issuable only in definitive registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The City of New York, in the manner and subject to the limitations provided herein and in the Indenture, but without the payment of any charge except for any tax or other governmental charge imposed in connection therewith.

The Issuers shall not pay additional amounts on this Note held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

The Issuers, the Guarantors or the Trustee and any authorized agent of the Issuers, the Guarantors or the Trustee may deem and treat the Person in whose name this Note is registered as the Holder and absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal of, or premium, if any, with respect to, or subject to the provisions on the face hereof, interest on, this Note and for all other purposes, and none of the Issuer, the Guarantor or the Trustee or any authorized agent of the Issuer, the Guarantor or the Trustee shall be affected by any notice to the contrary.

THE INDENTURE AND THIS NOTE SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE.

5 Include in Notes with private placement legend.

A-9

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:

Please insert social security number or other identifying number of assignee:

Please print or type name and address (including zip code) of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and                        appointing                                               attorney to transfer said Note of ARC Properties Operating Partnership, L.P. and Clark Acquisition, LLC (the “Issuers”) on the books of the Issuers, with full power of substitution in the premises.

Dated:

Signature Guaranteed

NOTICE: Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

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EXHIBIT A-2

[Rule 144A] [Regulation S] Global Note

[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO EITHER OF ARC PROPERTIES OPERATING PARTNERSHIP, L.P. OR CLARK ACQUISITION, LLC (THE “ISSUERS”) OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

EXCEPT AS PROVIDED IN SECTION 2.11 OF THE INDENTURE, THIS NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO DTC, ANOTHER NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.]6

[THIS NOTE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (V) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (V) INACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S, OR THE REGISTRAR’S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, RESALE, PLEDGE OR TRANSFER PURSUANT TO CLAUSE (III) OR (V) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.]7

[THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.]8

6 Exclude from Notes in definitive form.

7 Include private placement legend, if applicable.

8 Include Regulation S legend, if applicable.

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ARC PROPERTIES OPERATING PARTNERSHIP, L.P.
CLARK ACQUISITION, LLC

3.000% Notes due 2019

CUSIP No. [        ]
ISIN No. [        ]

No.[ ]	$[ ]

ARC PROPERTIES OPERATING PARTNERSHIP, L.P., a limited partnership duly organized and existing under the laws of the State of Delaware (hereinafter referred to as “ARCP OP”), and CLARK ACQUISITION, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (hereinafter referred to as “Clark” and, together with ARCP OP, the “Issuers,” which term includes any successor thereof under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of [   ] ($[    ]) on February 6, 2019 (the “Stated Maturity Date” with respect to the principal of this Note), unless previously redeemed on any Redemption Date (as defined below) in accordance with the provisions set forth on the reverse hereof (the Stated Maturity Date or any Redemption Date is referred herein as the “Maturity Date” with respect to principal repayable on such date) and to pay interest thereon semiannually in arrears on February 6 and August 6 of each year (each, an “Interest Payment Date”), commencing on August 6, 2014, at the rate of 3.000% per annum, until payment of said principal has been made or duly provided for. Interest on this Note payable on an Interest Payment Date will accrue from and including the immediately preceding Interest Payment Date to which interest has been paid or duly made available for payment, or from and including February 6, 2014 if no interest has been paid or duly made available for payment, to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. Interest on this Note will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Indenture (as defined on the reverse hereof).

The interest so payable and punctually paid or duly made available for payment on any Interest Payment Date will be paid to the Holder in which name this Note (or one or more predecessor Notes) is registered in the Security register at the close of business on the “Regular Record Date” for such payment, which shall be the January 22 or July 22, as the case may be, immediately preceding such Interest Payment Date (regardless of whether such day is a Business Day (as defined below)). Any such interest not so punctually paid or duly made available for payment shall forthwith cease to be payable to the Holder on such Regular Record Date, and shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent “Special Record Date” for the payment of such defaulted interest (which shall be not more than 5 Business Days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuers to the Holders of the Notes not less than 15 calendar days preceding such subsequent Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

The principal of, and premium, if any, with respect to, this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the Corporate Trust Office of the Trustee or other office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York. The Issuers hereby initially designate the Corporate Trust Office of the Trustee (as defined on the reverse hereof) as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange and where notices or demands to or upon the Issuers in respect of the Notes or the Indenture may be served.

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If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment required to be made on such date will, instead, be made on the next Business Day with the same force and effect as if it were made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be. “Business Day” means any day, other than a Saturday, a Sunday or other day on which banking institutions in The City of New York or the Corporate Trust Office of the Trustee are authorized or obligated by law, regulation or executive order to be closed.

Payments of principal, premium, if any, and interest in respect of this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts (i) in the case of payments on the Maturity Date, in immediately available funds, and (ii) in the case of payments of interest on an Interest Payment Date other than the Maturity Date, (a) by wire transfer of immediately available funds to an account maintained by the payee with a bank located in the United States of America, or (b) if no wire transfer is provided, by check mailed to the Holder entitled thereto at the applicable address appearing in the Security Register; provided, however, that so long as Cede & Co. is the Holder of this Note, payments of interest on an Interest Payment Date may be made in immediately available funds.

Additional Interest may accrue on the Notes in certain circumstances pursuant to the Registration Rights Agreement. All references herein, in any context, to any interest or other amount payable on or with respect to the Notes shall be deemed to include any Additional Interest payable pursuant to the Registration Rights Agreement.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be entitled to the benefits of the Indenture or the Guarantee (as defined on the reverse of this Note) or be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been executed by manual signature by the Trustee.

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IN WITNESS WHEREOF, the Issuers have caused this instrument to be duly executed, manually or by facsimile by an authorized signatory.

Date: February 6, 2014

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.

By: American Realty Capital Properties, Inc.
its sole general partner

By:

Name:

Title:

CLARK ACQUISITION, LLC

By: American Realty Capital Properties, Inc.
its sole member

By:

Name:

Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein, referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

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[FORM OF REVERSE OF NOTE]

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.
CLARK ACQUISITION, LLC

3.000% Senior Notes due 2019

This Note is one of a duly authorized issue of Securities of the Issuers (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of February 6, 2014, duly executed and delivered by the Issuers, American Capital Realty Properties, Inc. (“Parent”) and the other guarantors named therein (together with Parent, the “Guarantors”) to U.S. Bank National Association, as trustee (the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), together with the Officer’s Certificate establishing the terms of the Notes, dated as of February 6, 2014 (collectively, the “Indenture”) and reference is hereby made to the Indenture, and all modifications and amendments and indentures supplemental thereto relating to the Notes, made for a description of the rights, limitations of rights, obligations, duties, and immunities thereunder of the Trustee, the Issuers, the Guarantors and the Holders of the Notes and the terms upon which the Notes are authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may accrue interest (if any) at different rates or formulas and may otherwise vary as provided in the Indenture. This Note is one of a series of Securities designated as the “3.000% Senior Notes due 2019” (collectively, the “Notes”) of the Issuers, limited (except as permitted under the Indenture) in aggregate principal amount to $750,000,000.

Payments of principal, premium, if any, and interest in respect of the Notes will be fully and unconditionally guaranteed by the Guarantors.

[The Notes are subject to redemption in whole (but not in part) at a special mandatory redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest on the principal amount thereof to, but not including, the Special Mandatory Redemption Date (as defined below), if the closing of the Cole Merger has not occurred on or prior to October 29, 2014, or if, prior to such date, the Cole Merger Agreement is terminated (each, a “Special Mandatory Redemption Event”), in accordance with the provisions set forth herein and in Article III of the Base Indenture.

Upon the occurrence of a Special Mandatory Redemption Event, the Issuers shall promptly (but in no event later than 5 Business Days following such Special Mandatory Redemption Event) notify the Trustee in writing of such event, and the Trustee shall, no later than 5 Business Days following receipt of such notice from the Issuers, notify the Holders (such date of notification, the “Redemption Notice Date”) that the Notes are to be redeemed on the 30th day following the Redemption Notice Date (such date, the “Special Mandatory Redemption Date”), in each case in accordance with the applicable provisions of Article III of the Indenture. The Trustee, upon receipt of the notice specified above, on the Redemption Notice Date shall notify each Holder in accordance with the applicable provisions of the Indenture that all of the outstanding Notes shall be redeemed at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date automatically and without any further action by the Holders of any the Notes. At or prior to 12:00 p.m., New York City time, on the Business Day preceding the Special Mandatory Redemption Date, the Issuers shall deposit funds sufficient to pay the Special Mandatory Redemption Price for the Notes on such date. If such deposit is made as provided above, the Notes will cease to bear interest on and after the Special Mandatory Redemption Date, unless the Issuers default in the payment of the Special Mandatory Redemption Price.

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For purposes of this Special Mandatory Redemption provision, (i) “Cole Merger” means Parent’s acquisition of Cole Real Estate Investments, Inc. through the merger of Cole Real Estate Investments, Inc. with and into Clark, with Clark surviving as Parent’s wholly owned subsidiary pursuant to the Cole Merger Agreement, and (ii) “Cole Merger Agreement” means the Agreement and Plan of Merger by and among Parent, Clark and Cole Real Estate Investments, Inc., dated as of October 22, 2013.]9

The Issuers may redeem all or part of the Notes at any time at their option at a redemption price equal to the greater of:

(a) 100% of the principal amount of the Notes to be redeemed, and

(b) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (exclusive of interest accrued to the applicable Redemption Date) discounted to such Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 25 basis points, plus, in the case of both clauses (a) and (b) above, accrued and unpaid interest on the principal amount of the Notes being redeemed to, but excluding, the date fixed for redemption (the “Redemption Date”);

provided, that if the Notes are redeemed on or after January 6, 2019, the redemption price will equal 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the amount being redeemed to, but excluding, the date of redemption.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on an interest payment date falling on or prior to a Redemption Date will be payable to the persons who were the Holders of the Notes (or one or more predecessor Notes) registered as such at the close of business on the relevant regular record dates as set forth above and in Article III of the Indenture.

As used herein:

“Comparable Treasury Issue” means, with respect to any Redemption Date for any Notes, the U.S. Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date for the Notes:

(a) if the Issuers obtain four Reference Treasury Dealer Quotations for such Redemption Date, the average of such Reference Treasury Dealer Quotations, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or

(b) if the Issuers obtain fewer than four but more than one such Reference Treasury Dealer Quotations for such Redemption Date, the average of all such Reference Treasury Dealer Quotations, or

(c) if the Issuers obtain only one such Reference Treasury Dealer Quotation for such Redemption Date, that Reference Treasury Dealer Quotation.

9 Include only in Notes issued prior to the earliest of (1) consummation of the Cole Merger, (2) October 29, 2014 and (3) a Special Mandatory Redemption Event.

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“Independent Investment Banker” means one of the Reference Treasury Dealers that the Issuers have appointed to act as the “Independent Investment Banker”.

“Reference Treasury Dealer” means with respect to any Redemption Date for the Notes, each of (i) Barclays Capital Inc. and Citigroup Global Markets, Inc. and their respective successors (provided, however, that if any such firm or any such successor, as the case may be, ceases to be a primary U.S. Government securities dealer in The City of New York (a “Primary Treasury Dealer”), the Issuers shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer), and (ii) up to two other Primary Treasury Dealers selected by the Issuers.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Notes, the average, as determined by the Issuers, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuers by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the Notes:

(a) the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the final maturity date of the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or

(b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

The Treasury Rate shall be calculated by the Issuers on the third Business Day preceding the applicable Redemption Date, on which date the Issuers will provide the Trustee with a calculation of the applicable redemption price.

Notice of any redemption by the Issuers will be mailed at least 30 days but not more than 60 days before any Redemption Date to each Holder of Notes to be redeemed. If less than all of the outstanding Notes are to be redeemed, the Notes to be redeemed shall be selected, so long as such notes are in book-entry form, in accordance with the applicable procedures of the Depositary, or, if such Notes are issued in definitive certificated form, by such method as the Trustee shall deem fair and appropriate.

Unless the Issuers default in payment of the redemption price, on and after any Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

[Except as set forth above with respect to a Special Mandatory Redemption]1 [T][t]his Note is not mandatorily redeemable and is not entitled to the benefit of a sinking fund or any analogous provisions.

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In case an Event of Default with respect to this Note shall have occurred and be continuing, the principal hereof may be (and, in certain cases, shall be) declared, and upon such declaration shall become, due and payable, in the manner, with the effect, and subject to the conditions, provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and, if applicable, the Guarantors, and the rights of the Holders of the Securities under the Indenture at any time by the Issuers and, if applicable, the Guarantors, and the Trustee with the consent of the Holders of a majority in the aggregate principal amount of Securities of each series (voting as separate classes) issued under the Indenture at the time Outstanding and affected thereby. Furthermore, provisions in the Indenture permit the Holders of a majority in the aggregate principal amount of the Outstanding Securities of any series, in certain instances, to waive, on behalf of all of the Holders of Securities of such series, certain past defaults under the Indenture and their consequences. Any such waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and other Notes issued upon the registration of transfer hereof or in exchange hereof, or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or the Indenture shall alter or impair the obligation of the Issuers, which is absolute and unconditional, to pay the principal of, and premium, if any, with respect to, and interest on, this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

The Indenture contains provisions for defeasance and discharge and for defeasance at any time of certain restrictive covenants and Events of Default with respect to Notes of this series upon compliance with certain conditions set forth in the Indenture.

[Holders of this Note shall have all the rights set forth in the Registration Rights Agreement, including the right to receive Additional Interest.][10]

This Note is issuable only in definitive registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The City of New York, in the manner and subject to the limitations provided herein and in the Indenture, but without the payment of any charge except for any tax or other governmental charge imposed in connection therewith.

The Issuers shall not pay additional amounts on this Note held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

The Issuers, the Guarantors or the Trustee and any authorized agent of the Issuers, the Guarantors or the Trustee may deem and treat the Person in whose name this Note is registered as the Holder and absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal of, or premium, if any, with respect to, or subject to the provisions on the face hereof, interest on, this Note and for all other purposes, and none of the Issuer, the Guarantor or the Trustee or any authorized agent of the Issuer, the Guarantor or the Trustee shall be affected by any notice to the contrary.

10 Include in Notes with private placement legend.

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THE INDENTURE AND THIS NOTE SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE.

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ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:

Please insert social security number or other identifying number of assignee:

Please print or type name and address (including zip code) of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and                               appointing                                               attorney to transfer said Note of ARC Properties Operating Partnership, L.P. and Clark Acquisition, LLC (the “Issuers”) on the books of the Issuers, with full power of substitution in the premises.

Dated:

Signature Guaranteed

NOTICE: Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

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EXHIBIT A-3

[Rule 144A] [Regulation S] Global Note

[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO EITHER OF ARC PROPERTIES OPERATING PARTNERSHIP, L.P. OR CLARK ACQUISITION, LLC (THE “ISSUERS”) OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

EXCEPT AS PROVIDED IN SECTION 2.11 OF THE INDENTURE, THIS NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO DTC, ANOTHER NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.]11

[THIS NOTE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (V) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (V) INACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S, OR THE REGISTRAR’S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, RESALE, PLEDGE OR TRANSFER PURSUANT TO CLAUSE (III) OR (V) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.]12

[THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.]13

11 Exclude from Notes in definitive form.

12 Include private placement legend, if applicable.

13 Include Regulation S legend, if applicable.

A-2

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.
CLARK ACQUISITION, LLC

4.600% Notes due 2024

CUSIP No. [        ]
ISIN No. [         ]

No.[ ]	$[ ]

ARC PROPERTIES OPERATING PARTNERSHIP, L.P., a limited partnership duly organized and existing under the laws of the State of Delaware (hereinafter referred to as “ARCP OP”), and CLARK ACQUISITION, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (hereinafter referred to as “Clark” and, together with ARCP OP, the “Issuers,” which term includes any successor thereof under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the principal sum of [         ] ($[         ]) on February 6, 2024 (the “Stated Maturity Date” with respect to the principal of this Note), unless previously redeemed on any Redemption Date (as defined below) in accordance with the provisions set forth on the reverse hereof (the Stated Maturity Date or any Redemption Date is referred herein as the “Maturity Date” with respect to principal repayable on such date) and to pay interest thereon semiannually in arrears on February 6 and August 6 of each year (each, an “Interest Payment Date”), commencing on August 6, 2014, at the rate of 4.600% per annum, until payment of said principal has been made or duly provided for. Interest on this Note payable on an Interest Payment Date will accrue from and including the immediately preceding Interest Payment Date to which interest has been paid or duly made available for payment, or from and including February 6, 2014 if no interest has been paid or duly made available for payment, to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. Interest on this Note will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Indenture (as defined on the reverse hereof).

The interest so payable and punctually paid or duly made available for payment on any Interest Payment Date will be paid to the Holder in which name this Note (or one or more predecessor Notes) is registered in the Security register at the close of business on the “Regular Record Date” for such payment, which shall be the January 22 or July 22, as the case may be, immediately preceding such Interest Payment Date (regardless of whether such day is a Business Day (as defined below)). Any such interest not so punctually paid or duly made available for payment shall forthwith cease to be payable to the Holder on such Regular Record Date, and shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a subsequent “Special Record Date” for the payment of such defaulted interest (which shall be not more than 5 Business Days prior to the date of the payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuers to the Holders of the Notes not less than 15 calendar days preceding such subsequent Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

The principal of, and premium, if any, with respect to, this Note payable on the Maturity Date will be paid against presentation and surrender of this Note at the Corporate Trust Office of the Trustee or other office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York. The Issuers hereby initially designate the Corporate Trust Office of the Trustee (as defined on the reverse hereof) as the office to be maintained by it where Notes may be presented for payment, registration of transfer or exchange and where notices or demands to or upon the Issuers in respect of the Notes or the Indenture may be served.

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If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment required to be made on such date will, instead, be made on the next Business Day with the same force and effect as if it were made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be. “Business Day” means any day, other than a Saturday, a Sunday or other day on which banking institutions in The City of New York or the Corporate Trust Office of the Trustee are authorized or obligated by law, regulation or executive order to be closed.

Payments of principal, premium, if any, and interest in respect of this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts (i) in the case of payments on the Maturity Date, in immediately available funds, and (ii) in the case of payments of interest on an Interest Payment Date other than the Maturity Date, (a) by wire transfer of immediately available funds to an account maintained by the payee with a bank located in the United States of America, or (b) if no wire transfer is provided, by check mailed to the Holder entitled thereto at the applicable address appearing in the Security Register; provided, however, that so long as Cede & Co. is the Holder of this Note, payments of interest on an Interest Payment Date may be made in immediately available funds.

Additional Interest may accrue on the Notes in certain circumstances pursuant to the Registration Rights Agreement. All references herein, in any context, to any interest or other amount payable on or with respect to the Notes shall be deemed to include any Additional Interest payable pursuant to the Registration Rights Agreement.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be entitled to the benefits of the Indenture or the Guarantee (as defined on the reverse of this Note) or be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been executed by manual signature by the Trustee.

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IN WITNESS WHEREOF, the Issuers have caused this instrument to be duly executed, manually or by facsimile by an authorized signatory.

Date: February 6, 2014

ARC PROPERTIES OPERATING
PARTNERSHIP, L.P.

By:	American Realty Capital Properties, Inc.
its sole general partner

By:

Name:

Title:

CLARK ACQUISITION, LLC

By:.	American Realty Capital Properties, Inc
its sole member

By:

Name:

Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein, referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

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[FORM OF REVERSE OF NOTE]

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.
CLARK ACQUISITION, LLC

4.600% Senior Notes due 2024

This Note is one of a duly authorized issue of Securities of the Issuers (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of February 6, 2014, duly executed and delivered by the Issuers, American Capital Realty Properties, Inc. (“Parent”) and the other guarantors named therein (together with Parent, the “Guarantors”) to U.S. Bank National Association, as trustee (the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of Securities of which this Note is a part), together with the Officer’s Certificate establishing the terms of the Notes, dated as of February 6, 2014 (collectively, the “Indenture”) and reference is hereby made to the Indenture, and all modifications and amendments and indentures supplemental thereto relating to the Notes, made for a description of the rights, limitations of rights, obligations, duties, and immunities thereunder of the Trustee, the Issuers, the Guarantors and the Holders of the Notes and the terms upon which the Notes are authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may accrue interest (if any) at different rates or formulas and may otherwise vary as provided in the Indenture. This Note is one of a series of Securities designated as the “4.600% Senior Notes due 2024” (collectively, the “Notes”) of the Issuers, limited (except as permitted under the Indenture) in aggregate principal amount to $500,000,000.

Payments of principal, premium, if any, and interest in respect of the Notes will be fully and unconditionally guaranteed by the Guarantors.

[The Notes are subject to redemption in whole (but not in part) at a special mandatory redemption price (the “Special Mandatory Redemption Price”) equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest on the principal amount thereof to, but not including, the Special Mandatory Redemption Date (as defined below), if the closing of the Cole Merger has not occurred on or prior to October 29, 2014, or if, prior to such date, the Cole Merger Agreement is terminated (each, a “Special Mandatory Redemption Event”), in accordance with the provisions set forth herein and in Article III of the Base Indenture.

Upon the occurrence of a Special Mandatory Redemption Event, the Issuers shall promptly (but in no event later than 5 Business Days following such Special Mandatory Redemption Event) notify the Trustee in writing of such event, and the Trustee shall, no later than 5 Business Days following receipt of such notice from the Issuers, notify the Holders (such date of notification, the “Redemption Notice Date”) that the Notes are to be redeemed on the 30th day following the Redemption Notice Date (such date, the “Special Mandatory Redemption Date”), in each case in accordance with the applicable provisions of Article III of the Indenture. The Trustee, upon receipt of the notice specified above, on the Redemption Notice Date shall notify each Holder in accordance with the applicable provisions of the Indenture that all of the outstanding Notes shall be redeemed at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date automatically and without any further action by the Holders of any the Notes. At or prior to 12:00 p.m., New York City time, on the Business Day preceding the Special Mandatory Redemption Date, the Issuers shall deposit funds sufficient to pay the Special Mandatory Redemption Price for the Notes on such date. If such deposit is made as provided above, the Notes will cease to bear interest on and after the Special Mandatory Redemption Date, unless the Issuers default in the payment of the Special Mandatory Redemption Price.

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For purposes of this Special Mandatory Redemption provision, (i) “Cole Merger” means Parent’s acquisition of Cole Real Estate Investments, Inc. through the merger of Cole Real Estate Investments, Inc. with and into Clark, with Clark surviving as Parent’s wholly owned subsidiary pursuant to the Cole Merger Agreement, and (ii) “Cole Merger Agreement” means the Agreement and Plan of Merger by and among Parent, Clark and Cole Real Estate Investments, Inc., dated as of October 22, 2013.]14

The Issuers may redeem all or part of the Notes at any time at their option at a redemption price equal to the greater of:

(a) 100% of the principal amount of the Notes to be redeemed, and

(b) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (exclusive of interest accrued to the applicable Redemption Date) discounted to such Redemption Date on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate plus 30 basis points, plus, in the case of both clauses (a) and (b) above, accrued and unpaid interest on the principal amount of the Notes being redeemed to, but excluding, the date fixed for redemption (the “Redemption Date”);

provided, that if the Notes are redeemed on or after November 6, 2023, the redemption price will equal 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the amount being redeemed to, but excluding, the date of redemption.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on an interest payment date falling on or prior to a Redemption Date will be payable to the persons who were the Holders of the Notes (or one or more predecessor Notes) registered as such at the close of business on the relevant regular record dates as set forth above and in Article III of the Indenture.

As used herein:

“Comparable Treasury Issue” means, with respect to any Redemption Date for any Notes, the U.S. Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any Redemption Date for the Notes:

(a) if the Issuers obtain four Reference Treasury Dealer Quotations for such Redemption Date, the average of such Reference Treasury Dealer Quotations, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or

(b) if the Issuers obtain fewer than four but more than one such Reference Treasury Dealer Quotations for such Redemption Date, the average of all such Reference Treasury Dealer Quotations, or

(c) if the Issuers obtain only one such Reference Treasury Dealer Quotation for such Redemption Date, that Reference Treasury Dealer Quotation.

14 Include only in Notes issued prior to the earliest of (1) consummation of the Cole Merger, (2) October 29, 2014 and (3) a Special Mandatory Redemption Event.

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“Independent Investment Banker” means one of the Reference Treasury Dealers that the Issuers have appointed to act as the “Independent Investment Banker”.

“Reference Treasury Dealer” means with respect to any Redemption Date for the Notes, each of (i) Barclays Capital Inc. and Citigroup Global Markets, Inc. and their respective successors (provided, however, that if any such firm or any such successor, as the case may be, ceases to be a primary U.S. Government securities dealer in The City of New York (a “Primary Treasury Dealer”), the Issuers shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer), and (ii) up to two other Primary Treasury Dealers selected by the Issuers.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Notes, the average, as determined by the Issuers, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Issuers by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for the Notes:

(a) the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the final maturity date of the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or

(b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

The Treasury Rate shall be calculated by the Issuers on the third Business Day preceding the applicable Redemption Date, on which date the Issuers will provide the Trustee with a calculation of the applicable redemption price.

Notice of any redemption by the Issuers will be mailed at least 30 days but not more than 60 days before any Redemption Date to each Holder of Notes to be redeemed. If less than all of the outstanding Notes are to be redeemed, the Notes to be redeemed shall be selected, so long as such notes are in book-entry form, in accordance with the applicable procedures of the Depositary, or, if such Notes are issued in definitive certificated form, by such method as the Trustee shall deem fair and appropriate.

Unless the Issuers default in payment of the redemption price, on and after any Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

[Except as set forth above with respect to a Special Mandatory Redemption]1 [T][t]his Note is not mandatorily redeemable and is not entitled to the benefit of a sinking fund or any analogous provisions.

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In case an Event of Default with respect to this Note shall have occurred and be continuing, the principal hereof may be (and, in certain cases, shall be) declared, and upon such declaration shall become, due and payable, in the manner, with the effect, and subject to the conditions, provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and, if applicable, the Guarantors, and the rights of the Holders of the Securities under the Indenture at any time by the Issuers and, if applicable, the Guarantors, and the Trustee with the consent of the Holders of a majority in the aggregate principal amount of Securities of each series (voting as separate classes) issued under the Indenture at the time Outstanding and affected thereby. Furthermore, provisions in the Indenture permit the Holders of a majority in the aggregate principal amount of the Outstanding Securities of any series, in certain instances, to waive, on behalf of all of the Holders of Securities of such series, certain past defaults under the Indenture and their consequences. Any such waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and other Notes issued upon the registration of transfer hereof or in exchange hereof, or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or the Indenture shall alter or impair the obligation of the Issuers, which is absolute and unconditional, to pay the principal of, and premium, if any, with respect to, and interest on, this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

The Indenture contains provisions for defeasance and discharge and for defeasance at any time of certain restrictive covenants and Events of Default with respect to Notes of this series upon compliance with certain conditions set forth in the Indenture.

[Holders of this Note shall have all the rights set forth in the Registration Rights Agreement, including the right to receive Additional Interest.]15

This Note is issuable only in definitive registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. This Note may be exchanged for a like aggregate principal amount of Notes of other authorized denominations at the office or agency of the Issuer in The City of New York, in the manner and subject to the limitations provided herein and in the Indenture, but without the payment of any charge except for any tax or other governmental charge imposed in connection therewith.

The Issuers shall not pay additional amounts on this Note held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

The Issuers, the Guarantors or the Trustee and any authorized agent of the Issuers, the Guarantors or the Trustee may deem and treat the Person in whose name this Note is registered as the Holder and absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal of, or premium, if any, with respect to, or subject to the provisions on the face hereof, interest on, this Note and for all other purposes, and none of the Issuer, the Guarantor or the Trustee or any authorized agent of the Issuer, the Guarantor or the Trustee shall be affected by any notice to the contrary.

15 Include in Notes with private placement legend.

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THE INDENTURE AND THIS NOTE SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE.

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ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:

Please insert social security number or other identifying number of assignee:

Please print or type name and address (including zip code) of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing                                               attorney to transfer said Note of ARC Properties Operating Partnership, L.P. and Clark Acquisition, LLC (the “Issuers”) on the books of the Issuers, with full power of substitution in the premises.

Dated:

Signature Guaranteed

NOTICE: Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

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